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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549


                                   FORM 8-A


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                             THE OXBOW FUND, LLC
            (Exact name of registrant as specified in its charter)


               New Jersey                              22-3679009
(State of incorporation or organization) (I.R.S. Employer Identification Number)


           223 Wanaque Avenue                             07442
       Pompton Lakes, New Jersey                       (Zip Code)
(Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:


          Title of each class                Name of each exchange on which
          To be so registered                Each class is to be registered
        -----------------------            -----------------------------------
              Not Applicable                          Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-90973

Securities to be registered pursuant to Section 12(g) of the Act:


                 Units of Ownership Interests Without Par Value
                                (Title of Class)

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ITEM 1.  Description of Registrant's Securities to Be Registered.
         -------------------------------------------------------

      A complete description of the Units, which are to be registered hereunder is contained under the captions "Prospectus Summary," "The Offering," and "The Units" in the Prospectus forming part of the Registration Statement on Form N-2 (the "Registration Statement") of The Oxbow Fund, LLC (the "Company"), as amended, filed with the Securities and Exchange Commission under the Securities Act of l933 on March 14, 2000 and in the Operating Agreement to be filed as an exhibit thereto. Such description is hereby incorporated by reference.


ITEM 2.  Exhibits.
         --------


EXHIBIT
NUMBER      DESCRIPTION
------      -----------

 2.1 Certificate of Formation of Limited Liability Company dated September 14, 1999 as filed with the State of New Jersey on September 15, 1999 (Incorporated by reference to Exhibit a(1) of the registrant's Registration Statement on Form N-2, as amended, filed on March 14, 2000).

 2.2 Form of Operating Agreement (Incorporated by reference to Exhibit a(2) of the registrant's Registration Statement on Form N-2, as amended,filed on March 14, 2000).


                                   SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        THE OXBOW FUND, LLC


                                        Date: March 14, 2000

                                        By: /s/ S. Charles Musumeci, Jr.
                                           -----------------------------------
                                            S. Charles Musumeci, Jr.
                                            President


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                                 EXHIBIT INDEX



EXHIBIT
NUMBER      DESCRIPTION
------      -----------

 2.1 Certificate of Formation of Limited Liability Company dated September 14, 1999 as filed with the State of New Jersey on September 15, 1999 (Incorporated by reference to Exhibit a(1) of the registrant's Registration Statement on Form N-2, as amended, filed on March 14, 2000).

 2.2 Form of Operating Agreement (Incorporated by reference to Exhibit a(2) of the registrant's Registration Statement on Form N-2, as amended, filed on March 14, 2000).